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                                                                    Exhibit 10.4



              ELEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
              --------------------------------------------------

          This ELEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of this 30/th/ day of June, 1999 by and between COLORSPAN CORPORATION (f/k/a LaserMaster Corporation), a Minnesota corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and Lender ("Agent"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, Borrower and Agent have entered into that certain Credit Agreement dated as of January 17, 1996, as amended by that certain First Amendment to Credit Agreement dated as of May 15, 1996, that Second Amendment to Credit Agreement dated as of January 31, 1997, that Third Amendment to Credit Agreement dated as of May 14, 1997, that Fourth Amendment to Credit Agreement dated as of October 14, 1997, that Fifth Amendment to Credit Agreement dated as of February 17, 1998, that Sixth Amendment and Consent to Credit Agreement dated as of June 30, 1998, and that Seventh Amendment and Consent to Credit Agreement dated as of July 15, 1998, that Eighth Amendment and Consent to Credit Agreement dated as of December 30, 1998, that Ninth Amendment and Consent to Credit Agreement dated as of January 25, 1999 and that Tenth Amendment and Consent to Credit Agreement dated as of March 31, 1999 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

     Section 1. Reduction in Maximum Revolving Credit Loan.
                ------------------------------------------

          Notwithstanding anything to the contrary in the Credit Agreement, Borrower and Agent hereby agree that for all purposes of the Credit Agreement, the Maximum Revolving Credit Loan shall be Six Million Dollars ($6,000,000). Notwithstanding anything to the contrary in Section 1.7(c) of the Credit Agreement, such one-time prepayment and permanent reduction in the Maximum Revolving Credit Loan shall be without premium or penalty.

     Section 2. Amendments to Definitions in Credit Agreement.
                ---------------------------------------------

          Definitions. Schedule A to the Credit Agreement is amended as follows:
          -----------

          (a) Effective August 1, 1999, the definition of Applicable Margin is amended to read in its entirety as follows:

          "Applicable Margin" shall mean two and one-half percent (2.5%) per
           -----------------
annum.

          (b) The definition of Commitment Termination Date is amended to read in its entirety as follows:

          "Commitment Termination Date" shall mean the earliest of (i) August
           ---------------------------
          31, 1999, (ii) the date of termination of Lenders' obligations to advance funds or permit existing advances to remain outstanding pursuant to Section 8.2, and (iii) the date of indefeasible prepayment
                      -----------
          in full by Borrower of the Revolving Credit Loan, and the permanent reduction of the Revolving Credit Loan Commitment to zero dollars ($0), in accordance with the provisions of Section 1.2.
                                                     -----------

          (c) The definition of Revolving Credit Loan Commitment is amended to read in its entirety as follows:

          "Revolving Credit Loan Commitment" shall mean (a) as to any Lender,
           --------------------------------
          the aggregate commitment of such Lender to make Revolving Credit Advances as set forth in the signature page to the Agreement or in the most recent Lender Addition Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances, which aggregate commitment shall be Six Million Dollars ($6,000,000) as of July 1, 1999, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

     Section 3.  Extension Fee.
                 -------------

          In consideration of the Amendments contained herein, effective July 1, 1999, Borrower shall pay Agent an extension fee according to the schedule set forth below (the "Extension Fee"), until the Commitment Termination Date:

July 1, 1999       FIFTEEN THOUSAND DOLLARS                     ($15,000)

August 2, 1999     FOUR THOUSAND DOLLARS                         ($4,000)

August 9, 1999     FOUR THOUSAND FIVE HUNDRED DOLLARS            ($4,500)

August 16, 1999    FIVE THOUSAND DOLLARS                         ($5,000)

August 23, 1999    FIVE THOUSAND FIVE HUNDRED DOLLARS            ($5,500)


     Section 4.  Representations and Warranties.
                 ------------------------------

          Borrower represents and warranties that:

          (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms,

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

except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

          (d) no Default or Event of Default will exist or result after giving effect hereto.

     Section 5.  Conditions to Effectiveness.
                 ---------------------------

          This Amendment will be effective upon satisfaction of the following conditions:

          (a) Execution and delivery of four counter-parts of this Amendment by each of the parties hereto.

          (b) The payment of the Extension Fee due July 1, 1999 in the amount of Fifteen Thousand Dollars ($15,000).

     Section 6.  Reference to and Effect Upon the Credit Agreement.
                 -------------------------------------------------

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

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

     Section 7.  Waiver and Release.   In consideration of the foregoing,
                 ------------------
Borrower hereby waives, releases and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

     Section 8.  Costs and Expenses.  As provided in Section 11.3 of the Credit
                 ------------------
Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 10. Headings.  Section headings in this Amendment are included
                 --------
herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

     Section 11. Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature page follows]

              IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                    COLORSPAN CORPORATION
                                    (f/k/a Laser Master Corporation)

                                    By:_______________________________
                                    Title:____________________________



Revolving Credit Loan               GENERAL ELECTRIC CAPITAL
Commitment: $6,000,000              CORPORATION, as Agent


                                    By:_______________________________
                                    Title:____________________________

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